    





* * * *

   

iStar

Q3'17 Earnings Supplemental

Forward-Looking Statements and Other Matters

Statements in this supplemental disclosure which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed from time to time in iStar SEC reports.

Table of Contents

I. Earnings Highlights

Q3'17 Highlights

- Net income (loss) was ($0.48) per diluted common share for the third quarter
- Adjusted income (loss) was ($0.05) per diluted common share for the third quarter
- Executed a comprehensive series of capital markets transactions totaling $2.0 billion
- Upgraded by all three major rating agencies
- Updated full-year earnings guidance

Notes:

All figures contained in this presentation are as of 9/30/17 unless otherwise indicated. Certain amounts may not sum due to rounding.

Capital structure, leverage, liquidity and other balance sheet metrics in this supplemental are presented as of September 30, 2017 on an actual basis and pro forma for the effects of the capital markets transactions that occurred subsequent to quarter end. Specifically, this activity includes (i) the net use of $1.4 billion of cash for the redemption of $1.15 billion of unsecured senior notes and payment of associated interest expense and make-whole amounts, and the redemption of $240 million of preferred stock and payment of associated dividends, and (ii) the issuance of $37.5 million of additional convertible notes pursuant to the exercise of the underwriters' overallotment option.

II. Investment Activity

Investment Activity

New Originations (Commitments)

	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Real Estate Finance	$98	$166	$13	$83	$170	$7	$136	$59
Net Lease (1)	-	-	9	218	33	-	104	24
Total	$98	$166	$22	$301	$202	$7	$241	$84

Fundings / CapEx

	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Real Estate Finance	$61	$113	$79	$86	$197	$73	$82	$58
Net Lease (1)	1	1	6	37	43	2	77	26
Operating Properties	23	18	17	19	15	7	12	22
Land & Development	25	41	31	36	28	29	29	34
Corporate & Other	-	-	-	-	-	-	-	-
Total	$111	$173	$133	$177	$283	$111	$200	$140

Sales / Repayments

	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Real Estate Finance	$63	$80	$183	$49	$302	$171	$219	$138
Net Lease	61	11	20	79	14	21	67	61
Operating Properties	20	25	232	86	34	12	9	7
Land & Development	62	9	25	42	58	42	139 (2)	32
Corporate & Other	17	7	1	6	18	-	6	9
Total	$223	$132	$461	$262	$427	$246	$441	$247

iStar

Note: $ in millions.
(1) Includes investments made within iStar Net Lease JV and purchase of SAFE equity. Net Lease JV originations include both iStar's and its partner's commitment and is gross of financing.
(2) Excludes $123MM of Other Income related to Bevard litigation.

III. Portfolio Overview

$4.6B Portfolio Breakdown



Business Line
Operating Property $624 14%
Cash (1) $531 12%
Ground Leases $117 3%
Strategic Investments $19 0%
NLA $1,261 27%
RE Finance $1,125 24%
Land $933 20%



Geographic Region (2)
Central $392 10%
Mid Atlantic $326 8%
Various $157 4%
Northeast $1,212 30%
West $780 19%
Southeast $703 17%
Southwest $508 12%



Property Type (2)
Other $223 5%
Retail $220 5%
Ground Leases $117 3%
Land $933 23%
Office / Industrial $888 22%
Entertainment / Leisure $484 12%
Mixed Use $447 11%
Hotel $436 11%
Condo $330 8%

Note: $ in millions. Figures based on carrying value of the company's total investment portfolio, gross of accumulated depreciation and general loan loss reserves and assumes market value of SAFE investment.

(1) Cash is shown on a pro forma basis.

(2) Does not include cash.

Q3'17 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (6/30/17)	$1,170	$1,044	$555	$918	$27	$3,714
Investments [(1)]	58	26	22	38	0	144
Principal received / basis sold [(2)]	(138)	(33)	(6)	(30)	(9)	(216)
Other	19 [(3)]	(7)	(4)	(1)	1	8
Net Book Value (9/30/17)	$1,109	$1,030	$567	$925	$19	$3,649
Add: Accumulated depreciation and general loan loss reserves	16	306	57	8	0	387
Gross Book Value (9/30/17)	$1,125	$1,378 [(4)]	$624	$933	$19	$4,078 [(4)]

Note: $ in millions.

(1) Includes fundings, capital expenditures, accruals and deferred capitalized interest on loans.
(2) Includes repayment of deferred interest on loans.
(3) Other Real Estate Finance activity primarily represents fundings by third parties of loan participations that are consolidated on iStar's balance sheet.
(4) Adjusted to include the $42 million difference between SAFE book value of $75MM and market value of $117MM as of 9/30/17.

iStar

IV. Real Estate Finance

Real Estate Finance: Overview

	Performing Loans ($)	W.A. First $ LTV	W.A. Last $ LTV	% Floating	% Fixed	W.A. Yield	W.A. Maturity (yrs)	NPLs	Total
First mortgages / Senior debt	$587	6%	62%	80%	20%	9.4%	2.1	-	$587
Mezzanine / Subordinated debt	339	46%	70%	79%	21%	11.4%	1.9	-	339
Total iStar 3.0 Loans[1]	**$927**	**21%**	**65%**	**79%**	**21%**	**10.2%**	**2.0**	**-**	**$927**
First mortgages / Senior debt	$21	-	-	0%	100%	8.9%	2.5	$33	$54
Mezzanine / Subordinated debt	-	-	-	-	-	-	-	144	144
Total Legacy Loans	**$21**	**-**	**-**	**-**	**100%**	**8.9%**	**2.5**	**$177**	**$198**
First mortgages / Senior debt	$608	6%	61%	77%	23%	9.4%	2.1	$33	$642
Mezzanine / Subordinated debt	339	46%	70%	79%	21%	11.4%	1.9	144	483
Total Real Estate Finance	**$947**	**20%**	**64%**	**78%**	**22%**	**10.1%**	**2.0**	**$177**	**$1,125**


Office / Industrial $46 4%
Other $196 17%
Retail $26 2%
Property Type
Mixed Use $260 23%
Hotel $333 30%
Condo $264 24%


Mezzanine / Subordinated Debt $483 43%
Security Type
First Mortgage / Senior Debt $642 57%


Southwest $79 7%
Various $94 8%
West $64 6%
Southeast $180 16%
Geographic Region
Northeast $503 45%
Central $204 18%

Note: $ in millions.

[1] iStar 3.0 loans represent loans originated post January 1, 2008. Gross of $122MM consolidated first mortgage participations not held by iStar.

Real Estate Finance: Trend

	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Performing loans					
Beginning Balance	$1,526	$1,431	$1,282	$1,210	$1,000
Fundings	83	196	73	82	58
Repayments	(48)	(302)	(169)	(217)	(125)
Other	22	(43)	24	(75)	16
Transfers In / (Out)	(152) (1)	-	-	-	-
Ending Balance	$1,431	$1,282	$1,210	$1,000	$947
Non performing loans					
NPLs, gross	297 (1)	254	251	250	238
Specific Reserves	(74)	(62)	(61)	(61)	(61)
NPLs, net	222 (1)	192	190	189	177
Total	$1,653	$1,474	$1,400	$1,188	$1,125

	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
% First mortgages / Senior debt	67%	68%	65%	56%	57%
% Mezzanine / Subordinated debt	33%	32%	35%	44%	43%
% Floating	78%	79%	79%	75%	80%
% Fixed	22%	21%	21%	25%	20%
W.A. First $ LTV (2)	16.5%	16.3%	18.0%	20.5%	20.3%
W.A. Last $ LTV (2)	61.7%	63.9%	62.1%	65.4%	64.3%
W.A. Yield (2)	9.0%	8.9%	9.2%	9.7%	10.1%
W.A. Maturity (yrs) (2)	1.6	2.1	2.0	2.1	2.0
Asset Count	48	44	44	44	43

iStar

Note: $ in millions. Balances represent carrying value gross of general reserves.
(1) $145MM Hammons note designated NPL.
(2) Based on performing loans only.

V. Net Lease

Net Lease: Overview

	Consolidated Real Estate	Net Lease Venture (1)	SAFE
iStar Ownership	100.0%	51.9%	34.6%
Real Estate Value, net	$844	$575	$492
Add: Accumulated Depreciation / Amortization	306	43	5
Gross Real Estate (2) / Gross Asset Value	$1,151	$618	$497
Occupancy	97.9%	100.0%	100.0%
Square Footage (000s)	11,486	4,005	3,849
W.A. Lease Term	11.0 yrs	14.3 yrs	66.5 yrs
W.A. Yield	8.9%	8.5%	3.2% (3)



<1 Year
$1
1%
1-5 Years
$9
8%
>10 Years
$65
59%
Operating Income by Term Remaining
Consolidated Assets
6-10 Years
$36
32%



R&D
$65
6%
Retail
$58
5%
Entertainment / Leisure
$444
38%
Office
$278
24%
Property Type
Consolidated Assets
Industrial
$306
27%



Central
$53
5%
Various
$11
1%
Mid Atlantic
$119
10%
Northeast
$372
32%
Southwest
$145
13%
Geography
Consolidated Assets
West
$213
18%
Southeast
$238
21%

Note: $ in millions, square footage in thousands.

(1) Real estate value reflects the 9/30/17 balance sheet, including iStar's minority position in 2 office build-to-suit properties, other lease metrics disregard iStar's obligation to acquire these properties at construction completion.

(2) Gross real estate or consolidated assets excludes intangible assets/liabilities

(3) Represents the annualized dividend yield on the Company's shares of SAFE common stock.

Net Lease: Venture Overview (51.9% Ownership)

Balance Sheet

Net Leases	$468
Under Construction	150
Gross Real Estate (1)	618
Other Assets	45
Accumulated Depreciation	(43)
Assets, Net	620
Liabilities (2)	385
Equity	235
Noncontrolling Interests (NCI)	23
Equity, Net of NCI	$212



6-10 Years
$7
17%
Operating Income by Term Remaining
>10 Years
$35
83%



Industrial
$91
15%
Property Type
Office
$327
53%
Entertainment / Leisure
$200
32%



Various
$8
1%
Northeast
$25
4%
Southeast
$39
7%
Southwest
$63
10%
Geography
Central
$229
37%
West
$93
15%
Mid Atlantic
$161
26%

Note: $ in millions.

(1) Gross Real Estate represents the combination of $496MM of real estate and $139MM of lease intangible assets less $17MM of lease intangible liabilities.

(2) Excludes $15MM of lease intangible liabilities, net of amortization.

SAFE Overview (34.6% Ownership)

- $117 million[1] equity investment in Safety, Income & Growth Inc. (NYSE: SAFE), the first publicly-traded company focused on ground lease investments

Balance Sheet

Gross Real Estate [2]	$497
Other Assets	100
Accumulated Depreciation	(5)
Assets, Net	592
Liabilities [3]	234
Equity	$358



Operating Income by Term Remaining
20-60 yrs 1%
>60 yrs 50%
<20 yrs 49%



Property Type
Industrial $2 1%
Office $110 22%
Hotel $235 47%
Multi-Family $150 30%



Geography
Southwest $14 3%
Mid Atlantic $10 2%
Southeast $28 5%
Central $83 17%
West $273 55%
Northwest $91 18%

iStar

[1] Represents market value of iStar's equity investment as of 9/30/17.
[2] Gross Real Estate represents the combination of $413MM of real estate and $142MM of lease intangible assets less $58MM of lease intangible liabilities.
[3] Excludes $58MM of lease intangible liabilities, net of amortization.

Net Lease Assets: Trend

Consolidated

	Q3'16	Q4'16	Q1'17	Q2'17 [1]	Q3'17
Beginning Balance	$1,464	$1,364	$1,386	$1,368	$1,179
Fundings / Capex	2	25	2	1	2
Sales	(101)	(4)	(18)	(191)	(31)
Ending Balance	$1,364	$1,386	$1,368	$1,179	$1,151
% Leased	99.0%	98.0%	98.3%	98.0%	97.9%
W.A. Lease Term (yrs)	14.6	14.7	14.8	10.9	11.0
Annualized Yield					
Cash Basis	8.2%	8.2%	8.3%	8.2%	9.1%
GAAP Basis	8.2%	8.3%	8.3%	7.8%	8.9%
Square Footage (000s)	13,940	14,133	13,997	11,954	11,486
Number of Assets	37	38	37	28	27

Net Lease Venture [2]

	Q3'16	Q4'16	Q1'17	Q2'17 [1]	Q3'17
Beginning Balance	$402	$479	$488	$501	$603
Fundings / Capex	77	9	13	102	14
Sales	-	-	-	-	-
Ending Balance	$479	$488	$501	$603	$618
% Leased	100.0%	100.0%	100.0%	100.0%	100.0%
W.A. Lease Term (yrs)	14.9	14.7	14.4	14.5	14.3
Annualized Yield					
Cash Basis	6.5%	7.4%	7.7%	7.6%	7.5%
GAAP Basis	7.9%	8.7%	8.9%	8.8%	8.5%
Square Footage	3,081	3,081	3,081	4,005	4,005
Number of Assets	6	6	6	8	8

iStar

Note: $ in millions, square footage in thousands.
(1) Excludes percentage rent income associated with Hilton properties, which were acquired by SAFE in April 2017.
(2) Real estate value reflects the 9/30/17 balance sheet, including iStar's minority position in 2 office build-to-suit properties. Other lease metrics disregard iStar's obligation to acquire these properties at construction completion.

Net Lease: Lease Expiration Profile



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1%
1%
1%
1%
3%
9%
10%
5%
17%
37%
9%
3%
58%
83%
63%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028 & thereafter
Consolidated Assets
Net Lease Joint Venture
SAFE Investments

iStar

VI. Operating Properties

Operating Properties: Overview



Property Type
Condo
$66
11%
Multifamily
$9
1%
Hotel
$103
16%
Mixed Use
$186
30%
Office / Industrial
$123
20%
Retail
$137
22%



Geography
Mid Atlantic
$45
7%
West
$52
8%
Northeast
$47
8%
Various
$10
2%
Central
$76
12%
Southwest
$245
39%
Southeast
$149
24%



$530
$101
$185
$244
Q3'16
$608
$82
$189
$337
Q4'16
$603
$72
$192
$339
Q1'17
$608
$67
$198
$343
Q2'17
$624
$66
$157
$401
Q3'17
Stabilized
Transitional
Residential

iStar

Note: $ in millions.

Commercial Operating Properties: Overview

	Gross Book Value	Properties (1)	Occupancy	W.A. Yield (2)	Square Footage
Stabilized	$401	15	86%	9.1%	2,871
Transitional	157	10	56%	1.5%	1,146
Total Commercial Assets	$558	25	77%	7.2%	4,017



Property Type
Multifamily $9 2%
Hotel $103 18%
Mixed Use $186 33%
Office / Industrial $123 22%
Retail $137 25%



Geography
Mid-Atlantic $21 4%
Northeast $47 8%
West $50 9%
Central $77 14%
Southeast $119 21%
Southwest $244 44%



$428
$185 43%
$244 57%
Q3'16
$526
$189 36%
$337 64%
Q4'16
$531
$192 36%
$339 64%
Q1'17
$541
$198 37%
$343 63%
Q2'17
$558
$157 28%
$401 72%
Q3'17
Stabilized
Transitional

Note: $ in millions, square footage in thousands.
(1) One property was bi-furcated and appears in stabilized and transitional.
(2) Yield is calculated as the annualized net operating income over the average gross book value during the period. For unconsolidated ventures, the yield is calculated as iStar's pro rata share of net operating income divided by the assets' average gross book value during the period.

Residential Operating Properties

	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Asset Count	8	8	8	8	7
Condominium Units Sold	11	11	7	5	4
Sales Proceeds	$15	$23	$10	$7	$4
Income from Sale of Real Estate	$4	$3	$2	$1	$1
Condominium Units Remaining	58 (1)	48 (1)	41	36	32


$101
$82
$72
$67
$66
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Gross Book Value

Note: $ in millions. Excludes fractional units.
(1) Includes one condo acquisition for the quarter.

VII. Land & Development

Land & Development: Overview

	Master Planned Communities	Waterfront	Urban / Infill	Total
In production	$263	$128	$50	$441
In development	183	148	11	342
Pre-development	29	8	114	151
Gross book value	$475	$283	$175	$933
# of projects	8	6	15	29

	Master Planned Communities	Waterfront	Urban / Infill	Total
Land development revenue	$13	$13	$1	$26
Land development cost of sales	(11)	(16)	(0)	(28)
Gross margin	$2	($3)	$0	($2)
Earnings from unconsolidated JVs	1	0	(1)	1
Other income, net of expenses	0	1	0	1
Total	$3	($2)	($0)	$1



Urban / Infill
$175
19%
Waterfront
$283
30%
Property Type
MPC
$475
51%



Florida (1)
$111
12%
Other (1)
$69
7%
Chicago
$32
3%
Washington (1) DC
$127
14%
MSA
California (1)
$333
36%
New York Metro
$261
28%



Southeast
$121
13%
Central
$32
3%
Southwest
$22
2%
Mid Atlantic
$129
14%
Geographic Region
Northeast
$261
28%
West
$368
40%

Note: $ in millions.

(1) Comprised of multiple MSAs.

Land & Development: Trend



Capital Expenditures / Fundings
$36
$28
$29
$29
$34
In Production
In Development
Pre-Development
$1,122
$384 34%
$409 36%
$329 30%
$1,037
$375 36%
$399 39%
$263 25%
$1,031
$361 35%
$408 40%
$262 25%
$925
$359 39%
$416 45%
$150 16%
$933
$441 47%
$342 37%
$151 16%
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17

	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Revenue	$32	$14	$20	$133	$26
Cost of Sales	(22)	(11)	(16)	(122)	(28)
Land Gross Margin	$10	$3	$4	$10	($2)
Earnings from Unconsol. JVs	22	(1)	4	4	1
Other Income, net of expenses	0	0	0	124[(1)]	1
Total	$32	$2	$8	$138	$1

iStar

Note: $ in millions.

[(1)] Income from the sale of land, following with the favorable outcome of litigation.

Land & Development Progress Since YE 2013



Sold or Completed
$260
Profit
$16
$42 (1)
$444 (2)
$502 of assets sold or completed
$965
$933
$61
$391
$480 (2)
$452 of capex / new assets
YE 2013
Q3'17
YE 2013 Book Value
Capital Expenditures
Assets Transferred-In / Other (3)

$ in millions

(1) Includes capital expenditures on fully disposed assets only.

(2) Net of $41MM of impairments since YE 2013.

(3) Includes net change in equity method investments.

iStar

VIII. Capital Structure

Capital Structure Overview - Pro Forma

- Capital structure is presented pro forma of certain activities that occurred subsequent to quarter end but related to the Company's third quarter capital market transaction:
  - Redemption of $1.15B of unsecured debt and payment of associated interest expense and make-whole amounts
  - Redemption of $240MM of preferred stock and payment of associated dividends
  - Issuance of $37.5MM of additional convertible notes after underwriters exercised overallotment option
  - Net use of $1.4B of cash



Adj. Total Equity $1.3B
Common Equity $373MM
Depreciation / Gen. Res. $446MM[2]
Adjusted Common Equity: $819MM
Preferred Equity $505MM[3]
Total Debt $3.2B
Senior Unsecured Debt $2.5B
Secured Debt $615MM

Cash	$531MM
Net Debt	$2,634MM
Adj. Total Equity	$1,324MM
Leverage [1]	2.0x

	Basic
Shares Outstanding	68.2MM
Adjusted Common Equity	$819MM
Value per Share	$12.02

iStar

Note: Please see back of the supplemental for a reconciliation of total shareholders' equity to adjusted common equity.

[1] Corporate leverage is the ratio of total equity (common equity plus $505MM preferred equity) plus accumulated depreciation and amortization (including iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments) and general loan loss reserves divided by total debt less any cash and cash equivalents.

[2] Accumulated depreciation and amortization includes iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.

[3] Represents liquidation value of preferred equity.

Corporate Debt Maturity Profile

Debt Profile		
2019		
Jul.	$770	5.00%
2020		
Sep.	$400	4.625% *
2021		
Jul.	275	6.50%
Oct.	$400	L + 300
	$675	
2022		
Apr.	$375	6.00%
Sep.	400	5.25% *
Sep.	288	3.125% *
	$1,063	
2035		
Oct.	$100	L + 150
Total	$3,008	4.89%

* New notes issued during quarter.


$1,000
$750
$500
$250
$0
$770
$400
$275
$400
$375
$400
$288
$100
4Q '17
1Q '18
2Q '18
3Q '18
4Q '18
1Q '19
2Q '19
3Q '19
4Q '19
1Q '20
2Q '20
3Q '20
4Q '20
1Q '21
2Q '21
3Q '21
4Q '21
1Q '22
2Q '22
3Q '22
4Q '22
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes

iStar

Note: $ in millions. Presented on a Pro Forma basis. Excludes $223MM individual mortgages and $325MM (L+250) revolver which matures in 2020 and had a $0 outstanding balance at September 30, 2017.

Pro Forma Balance Sheet

Balance sheet presented on an actual basis and pro forma for the effects of the capital markets transactions that occurred subsequent to quarter end. Specifically, this activity includes (i) the net use of $1.4 billion of cash for the redemption of $1.15 billion of unsecured senior notes and payment of associated interest expense and make-whole amounts; and, the redemption of $240 million of preferred stock and payment of associated dividends and (ii) the issuance of $37.5 million of additional convertible notes pursuant to the exercise of the underwriters' overallotment option.

$ in Millions

	As of September 30, 2017	Adjustments	Pro Forma
Assets			
Real Estate:			
Real estate, at cost	$1,687	-	$1,687
Less: accumulated depreciation	(363)	-	(363)
Real estate, net	1,324	-	1,324
Real estate available and held for sale	66	-	66
	1,390	-	1,390
Land and development, net	862	-	862
Loans receivable and other lending investments, net	1,109	-	1,109
Other investments	289	-	289
Cash and cash equivalents	1,912	(1,381)	531
Accrued interest and operating lease income receivable, net	11	-	11
Deferred operating lease income receivable	88	-	88
Deferred expenses and other assets, net	135	-	135
Total assets	$5,795	(1,381)	$4,414
Liabilities and Equity			
Accounts payable, accrued expenses and other liabilities	466	(257)	209
Loan participations payable, net	122	-	122
Debt obligations, net	4,279	(1,114)	3,165
Total liabilities	4,868	(1,371)	3,496
Redeemable non-controlling interests	4	-	4
Total iStar shareholders' equity	888	(10)	878
Non controlling interests	36	-	36
Total equity	924	(10)	914
Total liabilities and equity	$5,795	(1,381)	$4,414

iStar

IX. Earnings Guidance

Q3'17 Guidance Summary

	Net Income	Adjusted Income
Prior full year 2017 guidance	$2.15 - $2.65	$3.00 - $3.50
Updated full year 2017 guidance	$1.21 - $1.71	$2.25 - $2.75
Additional SAFE gain	$0.64	$0.64
Full year 2017 guidance (under new accounting standards)	$1.85 - $2.35	$2.89 - $3.39

- The $2.0 billion of comprehensive capital market transactions will result in a one-time pre-payment penalty of approximately $9 million, or $0.10 per diluted common share, in the fourth quarter and $16 million, or $0.19 per diluted common share, of premium over book value on the redemption of preferred stock in the third quarter. Going forward, the transaction is expected to decrease expenses underlying earnings by $0.43 per diluted common share.

- Asset sales are a material part of the Company's business and have material impact to earnings and earnings guidance. Several asset sales, representing approximately $0.65 per diluted common share of forecasted 2017 income, are now expected to occur in 2018.

- In addition, the Company will be required under GAAP to recognize an additional $55 million, or $0.64 per diluted common share, gain associated with the second quarter sale of its ground lease business to SAFE. This gain will not initially appear in the Company's 2017 financial results, but will be retrospectively recognized in the Company's 2017 financial results once new accounting standards become effective on January 1, 2018.

- This guidance assumes, among other things, the closing of certain property sales and that general macro economic conditions continue to remain favorable. Please see the financial tables in the appendix of this supplemental for a reconciliation from GAAP net income guidance to adjusted income guidance.

Q3'17 Net Income and Guidance


$1.21 - $1.71
$0.55
($0.62)
FY 2015
FY 2016
FY 2017 Guidance

iStar

Note: This guidance assumes, among other things, the closing of certain land & development and operating properties that the Company is marketing for sale and that general macro economic conditions continue to remain favorable. Please see the financial tables that follow the text of this press release for a reconciliation from GAAP net income guidance to adjusted income guidance.

Q3'17 Adjusted Income and Guidance


$2.25 - $2.75
$1.15
$0.35
FY 2015
FY 2016
FY 2017 Guidance

iStar

Note: Adjusted income represents net income computed in accordance with GAAP, prior to the effects of certain non-cash items. The calculation of adjusted income and reconciliation to GAAP net income are presented in the appendix of the supplemental.

X. Financial Measures

Q3'17 Segment Balance Sheet

	Real Estate Finance	Net Lease (1)	Operating Properties	Land & Development	Corporate / Other	Total
Real estate						
Real estate, net	-	$844	$479	-	-	$1,323
Add: accumulated depreciation	-	306	57	$8	-	371
Real estate, gross	-	$1,151	$536	$8	-	$1,694
Real estate available and held for sale	-	-	66	-	-	66
Total Real Estate, gross	-	$1,151	$602	$8	-	$1,760
Land and development	-	-	-	862	-	862
Loans receivable, gross (2)	$1,125	-	-	-	-	1,125
Other investments	-	185	22	63	19	289
Total Portfolio Assets, gross (3)	$1,125	$1,335 (4)	$624	$933	$19	$4,036
Cash and other assets						$2,146
Total Assets, gross						$6,182

Note: $ in millions.

(1) Net lease investments include investments in ground leases.

(2) Gross of general reserves.

(3) Figures based on carrying value, gross of accumulated depreciation and general loan loss reserves.

(4) Includes $75MM carrying value of SAFE equity investment which had a market value of $117MM as of 9/30/17.

iStar

Q3'17 Segment Income Statement

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Operating lease income	-	$31.5	$16.0	$0.3	-	$47.8
Interest income	$25.4	-	-	-	-	25.4
Other income	1.3	1.0	14.1	1.2	$3.1	20.7
Land development revenue	-	-	-	26.0	-	26.0
Earnings from equity method investments	-	1.3	(0.4)	0.9	0.6	2.5
Income from sales of real estate	-	18.8	0.5	-	-	19.3
Total Revenue & Other Earnings	$26.7	$52.5	$30.3	$28.3	$3.8	$141.6
Real estate expenses	-	($4.4)	($23.2)	($8.7)	-	($36.3)
Land development cost of sales	-	-	-	(27.5)	-	(27.5)
Other expense	($0.3)	-	-	-	($2.4)	(2.7)
Allocated interest expense	(9.2)	(12.3)	(4.9)	(6.5)	(15.9)	(48.7)
Allocated general and administrative	(3.3)	(4.3)	(1.9)	(3.7)	(4.8)	(18.0)
Segment Profit (loss)	$14.0	$31.5	$0.4	($18.1)	($19.4)	$8.4

Note: $ in millions. Allocated general and administrative excludes $2.9MM of stock-based compensation expense.

iStar

XI. Appendix

Q3'17 Adjusted Income Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2017	2016	2017	2016
Net income (loss) allocable to Common Shareholders	($34.5)	$46.3	$115.8	$63.2
Add: Depreciation and amortization (1)	14.8	15.6	45.4	50.1
Add: (Recovery of) provision for loan losses	(2.6)	(15.0)	(8.1)	(12.7)
Add: Impairment of assets (2)	0.6	8.7	15.3	12.7
Add: Stock-based compensation expense	2.9	1.4	12.7	7.6
Add: Loss on early extinguishment of debt	0.6	-	1.4	1.6
Add: Non-cash interest expense on senior convertible notes	0.1	-	0.1	-
Add: Premium on redemption of preferred stock	16.3	-	16.3	-
Less: Losses on charge-offs and dispositions (3)	(1.8)	(8.0)	(15.9)	(12.6)
Adjusted income (loss) allocable to common shareholders	($3.6)	$49.1	$183.0	$109.9

Note: $ in millions.

In addition to net income (loss) prepared in conformity with GAAP, the Company uses adjusted income, a non-GAAP financial measure, to measure its operating performance. Adjusted income is used internally as a supplemental performance measure adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from current period activity. Adjusted income is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, provision for (recovery of) loan losses, impairment of assets, stock-based compensation expense, the non-cash portion of gain (loss) on early extinguishment of debt and is adjusted for the effect of gains or losses on charge-offs and dispositions on carrying value gross of loan loss reserves and impairments ("Adjusted Income"). In the third quarter 2017, the Company modified its presentation of Adjusted Income to exclude the effect of the amount of the liquidation preference that was recorded as a premium above book value on the redemption of preferred stock and the imputed non-cash interest expense recognized for the conversion feature of its senior convertible notes. Adjusted Income should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Income should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Income indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance while including the effect of gains or losses on investments when realized. It should be noted that our manner of calculating Adjusted Income may differ from the calculations of similarly-titled measures by other companies.

(1) Depreciation and amortization includes our proportionate share of depreciation and amortization expense relating to equity method investments and excludes the portion on depreciation and amortization expense allocable to non-controlling interests.
(2) Impairment of assets includes impairments on cost and equity method investments recorded in other income and earnings from equity method investments, respectively.
(3) Losses on charge-offs and dispositions represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not in Adjusted Income.

Q3'17 Adjusted Common Equity Reconciliation

	As of September 30, 2017	Adjustment	Pro Forma
Total shareholders' equity	$888	($10)	$878
Less: Liquidation preference of preferred stock	(505)	-	(505)
Common shareholders equity	$383	($10)	$373
Add: Accumulated depreciation and amortization	403	-	403
Add: Proportionate share of depreciation and amortization within equity method investments	28	-	28
Add: General reserves	15	-	15
Adjusted common equity	$829	($10)	$819

Note: We use adjusted common equity, a non-GAAP financial measure, as supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

Reconciliation of Adjusted Income per Share Guidance to Net Income per Share Guidance

	For the Year Ending December 31, 2017
Targeted Net Income per Diluted Common Share Range	$1.21 - $1.71
Add: Depreciation and amortization	$0.67 - $0.71
Add: Other non-cash adjustments	$0.73 - $0.77
Less: Losses on charge-offs and dispositions	($0.36) – ($0.44)
Targeted Adjusted Income per Diluted Common Share Range	$2.25 - $2.75

iStar